Exhibit 99.1

IA GLOBAL, INC. REPORTS PROFITABILITY AND A REVENUE INCREASE OF 50.5% FOR THE THREE MONTHS ENDED MARCH 31, 2008

SAN FRANCISCO, CA May 16, 2008/Business Wire/

Summary of Operating Results

IA Global, Inc. (Amex: IAO) announced the following results for the three months ended March 31, 2008, as compared to the three months ended December 31, 2007:

•	Revenues increased 50.5% to $16,049,000 up from $10,667,000.

•	Gross profit increased 75.1% to $13,099,000 up from $7,481,000.

•	Net income increased $2,027,000 to $360,000 as compared to a net loss of $1,667,000. This net income reflects the revenues gains from our new contracts and existing contracts discussed below.

•	EBITDA (earnings before interest expense, taxes and depreciation and amortization) increased $3,974,000 to $2,748,000 as compared to a net loss of $1,226,000.

•	Global Hotline increased operating income before income taxes $3,798,000 to $2,521,000 as compared to a loss of $1,277,000.

•	Net income per share was $ 0.00 per share as compared to a net loss of $.01 per share.

Key Accomplishments

•

Global Hotline, Inc. successfully signed a contract with a major international insurance company during the three months ended September 30, 2007 and began selling under this contract in September 2007. Sales increased significantly starting December 1, 2007 and continued to improve during the three months ended March 31, 2008.

•

Global Hotline, Inc. successfully signed a contract with a major international insurance company for the period December 1, 2007 to March 31, 2008 and renewed it for the period April 1, 2008 to June 30, 2008.

•

Global Hotline, Inc. successfully renewed our contract with a Tier 1 telecommunications company for the period October 1, 2007 to December 31, 2007. This contract was renewed for the period January 1, 2008 to March 31, 2008 and was again renewed for the period April 1, 2008 to June 30, 2008.

•	Global Hotline, Inc. successfully signed a new contract with a Tier 1 telecommunications company and began selling under this contract on October 1, 2007.

The company’s CEO, Derek Schneideman, said, “I am pleased with the company’s overall performance, growth, expansion, and steadily increasing profitability as reflected in the financial results we announced today. The three months ended March 31, 2008 indicates that the company has reached a significant inflection point, a point beyond which the increasing revenues and profits will enable us to execute aggressively towards achieving and surpassing our strategic goals. We expect the achievement of these goals should deliver measureable value to our shareholders.

During the past fiscal year, we have witnessed our company double in size, become focused in its acquisitions and investment strategy, broaden its geographic footprint, and watched as our stock price begin to reflect only the starting fraction of the true enterprise value of our consolidated businesses.

I am more confident than ever in the future prosperity of our company, our ability to drive high growth and tighten efficiencies between our subsidiaries and minority investments, and to extract increasing wealth from our business operations. “

About IA Global, Inc.

IA Global, Inc. (“IA Global”) is a strategic holding Company with a dedicated focus on growth of existing business, together with expansion through mergers and acquisitions in the Pacific Rim region. Our mission is to identify and invest in business opportunities, apply our skills and resources to nurture and enhance the performance of those businesses across key business metrics, and to deliver accelerating shareholder value.

To realize this plan, in FY 2007/8 and 2008/9 the Company is actively expanding investments in the business process outsourcing, human capital and resources, and B2B sectors. These sectors demonstrate long-term growth prospects in which we, by applying our skills and resources can add significant value to our investments. Beyond Japan, the Company is expanding its reach to encompass Hong Kong/China, the Philippines/Singapore, and India and the outstanding growth opportunities and synergies these markets present.

In Japan, IA Global is 100% owner of Global Hotline, Inc., a Business Process Outsourcing organization, operating several major call centers providing outbound telemarketing services for telecommunications and insurance products. Since our acquisition of Global Hotline in June 2005, this business has expanded rapidly with the signing of significant multi-year contracts with major corporations. In the Philippines, we acquired 100% of Shift Resources, LLC, a multi-service call center operation on April 10, 2008.

In the Asia Pacific region, the Company has equity investments of 25.0% in GPlus Media Co Ltd, 20.25% in Slate Consulting Co Ltd and 36.0% in Australian Secured Financial Limited.

For further information, contact:

Investor Relations

IA Global, Inc.

101 California Street, Suite 2450

San Francisco, CA 94111

415-946-8828 (t)

415-946-8801 (f)

ir@iaglobalinc.com

www.iaglobalinc.com

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. The comments concerning the profitability, revenue and revenue growth, target markets and sectors and the Asia Global B2B strategy are forward looking statements. Actual results could differ materially from those projected in the forward-looking statements, as a result of either the matters set forth or incorporated in this report generally or certain economic and business factors, some of which may be beyond the control of IA Global. These factors include adverse economic conditions, entry of new and stronger competitors, inadequate capital to support our operations and projections of revenues and profitability. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release.

                                       IA GLOBAL, INC. AND SUBSIDIARIES
                                          CONSOLIDATED BALANCE SHEETS

                                                                                   March 31,     December 31,
                                                                                     2008            2007
                                                                                 ------------    ------------
ASSETS                                                                            (unaudited)     (audited)

CURRENT ASSETS:
  Cash and cash equivalents ..................................................   $  1,626,862    $  2,034,130
  Accounts receivable, net of allowance of $410,355 and $634,245, respectively     12,746,290       8,106,073
  Prepaid expenses ...........................................................      1,967,164         979,436
  Notes receivable ...........................................................      1,484,519       1,070,058
  Other current assets .......................................................        462,709         274,217
  Deferred taxes - foreign ...................................................      1,477,580       2,738,624
                                                                                 ------------    ------------
    Total current assets .....................................................     19,765,124      15,202,538

EQUIPMENT, NET ...............................................................      2,431,954       1,677,287

OTHER ASSETS
  Intangible assets, net .....................................................        331,129         728,481
  Equity investment in Australia Secured Financial Limited ...................      6,930,355       7,024,616
  Equity investment in GPlus Media Co Ltd ....................................      1,380,386       1,372,804
  Equity investment in Slate Consulting Co Ltd ...............................      1,396,481       1,413,659
  Other assets ...............................................................      2,704,752       2,502,240
                                                                                 ------------    ------------

                                                                                 $ 34,940,181    $ 29,921,625
                                                                                 ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable - trade ...................................................   $    197,943    $    253,054
  Accrued liabilities ........................................................      7,851,636       4,911,241
  Consumption taxes received .................................................        460,067          15,085
  Note payable - current portion of long term debt ...........................     10,510,655      10,298,089
                                                                                 ------------    ------------
    Total current liabilities ................................................     19,020,301      15,477,469
                                                                                 ------------    ------------

LONG TERM  LIABILITIES:
  Long term debt .............................................................      8,593,594       7,368,193
  Convertible debentures .....................................................      2,195,833       2,191,667
                                                                                 ------------    ------------
                                                                                   10,789,427       9,559,860
                                                                                 ------------    ------------

STOCKHOLDER'S EQUITY:
  Preferred stock, $.01 par value, 5,000 authorized, none outstanding ........              -               -
  Common stock, $.01 par value, 300,000,000 shares authorized,
    165,303,543 and 164,883,751 issued and outstanding, respectively .........      1,653,035       1,648,837
  Additional paid in capital .................................................     43,882,701      43,713,399
  Accumulated deficit ........................................................    (39,330,512)    (39,690,877)
  Accumulated other comprehensive loss .......................................       (821,864)       (534,156)
                                                                                 ------------    ------------
                                                                                    5,383,360       5,137,203
  Less common stock in treasury, at cost .....................................       (252,907)       (252,907)
                                                                                 ------------    ------------
    Total stockholder's equity ...............................................      5,130,453       4,884,296
                                                                                 ------------    ------------

                                                                                 $ 34,940,181    $ 29,921,625
                                                                                 ============    ============

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                                       IA GLOBAL, INC. AND SUBSIDIARIES
                                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                 Three Months Ended March 31,
                                                                                 ----------------------------
                                                                                     2008            2007
                                                                                 ------------    ------------
                                                                                  (unaudited)     (unaudited)

REVENUE ......................................................................   $ 16,048,904    $  6,492,723

COST OF SALES ................................................................      2,949,833         996,120
                                                                                 ------------    ------------

GROSS PROFIT .................................................................     13,099,071       5,496,603

Selling, general and administrative expenses .................................     11,063,815       5,909,818
                                                                                 ------------    ------------

OPERATING INCOME (LOSS) ......................................................      2,035,256        (413,215)
                                                                                 ------------    ------------

OTHER INCOME (EXPENSE):
  Interest income ............................................................         39,418          20,583
  Interest expense and amortization of beneficial conversion feature .........       (337,368)       (195,738)
  Other income ...............................................................         86,375          (1,326)
  (Loss) gain on equity investment in Australia Secured Financial Limited .. .        (94,261)         13,589
  Gain on equity investment in GPlus Media Co Ltd ............................          7,582               -
  Loss on equity investment in Slate Consulting Co Ltd .......................        (17,178)              -
  Foreign currency transaction adjustment ....................................         (1,861)              -
                                                                                 ------------    ------------
    Total other expense ......................................................       (317,293)       (162,892)
                                                                                 ------------    ------------

INCOME (LOSS) BEFORE INCOME TAXES ............................................      1,717,963        (576,107)

Income taxes - provision .....................................................      1,357,598         268,043
                                                                                 ------------    ------------

NET INCOME (LOSS) ............................................................   $    360,365    $   (844,150)
                                                                                 ============    ============

Per Share of Common-

  Total basic net income (loss) per share ....................................   $          -    $      (0.01)
  Total diluted net income (loss) per share ..................................   $          -    $      (0.01)

  Weighted average shares of common stock outstanding ........................    164,980,626     133,470,713
  Weighted average shares of common stock and common equivalent
    shares outstanding .......................................................    167,481,049     133,470,713

                                                     - 4 -

                                       IA GLOBAL, INC. AND SUBSIDIARIES
                                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                 Three Months Ended March 31,
                                                                                 ----------------------------
                                                                                     2008            2007
                                                                                 ------------    ------------
                                                                                  (unaudited)     (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss) ..........................................................   $    360,365    $   (844,150)
  Adjustments to reconcile net loss to net cash (used in)
   provided by operating activities:
    Depreciation and amortization ............................................        588,571         450,733
    Amortization of beneficial conversion feature ............................        104,166         104,167
    Stock based compensation .................................................         60,000          44,029
    Loss (gain) on equity investments ........................................        103,857         (13,589)
    Unrealized gain on marketable securities .................................              -          (3,129)
  Changes in operating assets and liabilities:
    Accounts receivable ......................................................     (4,640,217)       (530,479)
    Notes receivable .........................................................       (414,461)        409,565
    Prepaid expenses .........................................................       (987,728)       (134,582)
    Other current assets .....................................................       (188,492)       (174,772)
    Deferred taxes - foreign .................................................      1,261,044               -
    Other assets .............................................................       (202,512)        (16,472)
    Accounts payable - trade .................................................        (55,111)        328,977
    Accrued liabilities ......................................................      2,940,395         690,194
    Net consumption tax payable ..............................................        444,982          22,757
    Income taxes payable - foreign ...........................................              -         345,260
    Deferred revenue .........................................................              -        (777,010)
                                                                                 ------------    ------------
NET CASH USED IN OPERATING ACTIVITIES ........................................       (625,141)        (98,501)
                                                                                 ------------    ------------

CASH FLOWS USED IN INVESTING ACTIVITIES:
  Capital expenditures .......................................................       (945,886)        (37,333)
  Acquisition of investment in Australian Secured Financial Limited ..........              -        (125,000)
                                                                                 ------------    ------------
NET CASH USED IN INVESTING ACTIVITIES: .......................................       (945,886)       (162,333)
                                                                                 ------------    ------------

CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES:
  Proceeds from debt .........................................................      1,507,099               -
  Repayments of debt .........................................................        (69,132)        (44,489)
  Proceeds from exercise of options ..........................................         13,500               -
                                                                                 ------------    ------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES ..........................      1,451,467         (44,489)
                                                                                 ------------    ------------

NET DECREASE IN CASH AND CASH EQUIVALENTS ....................................       (119,560)       (305,323)

EFFECT OF EXCHANGE RATE CHANGES ON CASH ......................................       (287,708)         40,620

CASH AND CASH EQUIVALENTS, beginning of period ...............................      2,034,130       4,172,889
                                                                                 ------------    ------------

CASH AND CASH EQUIVALENTS, end of period .....................................   $  1,626,862    $  3,908,186
                                                                                 ============    ============

Supplemental disclosures of cash flow information:
  Interest paid ..............................................................   $    228,269    $     18,340
                                                                                 ============    ============

Non-cash investing and financing activities:
  Conversion of debentures into common stock .................................   $    100,000    $          -
                                                                                 ============    ============
  Conversion of Series A-1 Preferred Stock into common stock .................   $          -    $  7,000,000
                                                                                 ============    ============

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